UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 15, 2017

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 15, 2017, School Specialty, Inc. issued a Fiscal Year 2016 Q4 and Year-End Update and 2017 Outlook and a press release reporting its Fiscal Year 2016 Fourth Quarter and Year-End Financial Results.  A copy of the press release is attached as Exhibit 99.1, and a copy of the Fiscal Year 2016 Q4 and Year-End Update and 2017 Outlook is attached as Exhibit 99.2. Both exhibits are incorporated by reference herein.

This information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

	Exhibit No.	Description

	99.1	Press Release dated March 15, 2017.

	99.2	Fiscal Year 2016 Q4 and Year-End Update and 2017 Outlook dated March 15, 2017.

Forward-Looking Statements

This report and the information furnished herewith may contain statements concerning School Specialty’s future financial condition, results of operations, expectations, plans or prospects.  Such statements are forward-looking statements.  Forward-looking statements also include those preceded by or followed by words like “anticipate,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plan,” “projects,” “should,” “targets” and/or similar expressions.  These forward-looking statements are based on School Specialty’s estimates and assumptions as of the date of the information presented, and as such involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by the forward-looking statements due to a number of factors, including those described in Item 1A. of School Specialty’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which factors are incorporated herein by reference. Any forward-looking statement in this report and the information furnished herewith speaks only as of the date on which it is made.  Except as required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: March 15, 2017	By: /s/ Kevin L. Baehler
Kevin L. Baehler Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 15, 2017.

99.2	Fiscal Year 2016 Q4 and Year-End Update and 2017 Outlook dated March 15, 2017.

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